INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED September 24, 2024 TO THE PROSPECTUSES
AND THE STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 28, 2024, AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco Active U.S. Real Estate ETF (PSR)
(the “Fund”)
Effective September 25, 2024, the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information are revised as described below.
1. The following information replaces in its entirety the table appearing in the section titled “Portfolio Managers” of the Summary Prospectus and in the section titled “Summary Information – Portfolio Managers” of the Statutory Prospectus:
Name	Title with Sub-Adviser	Date Began Managing the Fund
Craig Leopold, CFA	Portfolio Manager (Lead) of the Sub- Adviser	September 2024

Grant Jackson, CFA	Portfolio Manager of the Sub-Adviser	March 2018

Ping-Ying Wang, CFA	Portfolio Manager of the Sub-Adviser	November 2008

2. The following information replaces in its entirety the information appearing in the section titled “Management of the Fund – Portfolio Managers” of the Statutory Prospectus:
The Adviser and Sub-Adviser each use teams of portfolio managers, investment strategists and other investment specialists in managing the Fund. This team approach brings together many disciplines and leverages the Adviser’s and Sub-Adviser’s extensive resources. In this regard, Craig Leopold, Grant Jackson and Ping-Ying Wang (the “Portfolio Managers”) are jointly and primarily responsible for the day-to-day management of the Fund.
Investment decisions for the Fund are made by investment management teams at the Sub-Adviser. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each Portfolio Manager has limitations on his or her authority for risk management and compliance purposes that the Adviser or Sub-Adviser believes to be appropriate.
●
Craig Leopold, CFA, Lead Portfolio Manager of the Sub-Adviser, has been responsible for the management of the Fund since September 2024 and has been associated with the Sub-Adviser and/or its affiliates since 2022. From 2020 to 2022, he was associated with Rockefeller Capital Management where he served as a Portfolio Manager. From 2013 to 2020, he was associated with Columbia Threadneedle Investments where he also served as a Portfolio Manager.
●
Grant Jackson, CFA, Portfolio Manager of the Sub-Adviser, has been responsible for the management of the Fund since March 2018 and has been associated with the Sub-Adviser and/or its affiliates since 2005.
●
Ping-Ying Wang, CFA, Portfolio Manager of the Sub-Adviser, has been responsible for the management of the Fund since November 2008 and has been associated with Sub-Adviser and/or its affiliates since 1998.
The Lead Portfolio Manager generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. The degree to which the Lead Portfolio Manager may perform these functions, and the nature of these functions, may change from time to time.
The Fund’s SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership of Shares.
3. The following disclosure is added to the section titled “Management - Portfolio Managers” of the Statement of Additional Information.
Craig Leopold began serving on Invesco Active U.S. Real Estate ETF as a portfolio manager of the Fund effective September 25, 2024. As of July 31, 2024, Mr. Leopold managed 5 other registered investment companies with approximately $16,612.9 million in assets, 1 other pooled investment vehicle with approximately $85.5 million in assets and 2,000 other accounts with approximately $394.4 million in assets.
4. The following disclosure is added to the section titled “Management - Portfolio Holdings” of the Statement of Additional Information:
Craig Leopold began serving on Invesco Active U.S. Real Estate ETF as a portfolio manager of the Fund effective September 25, 2024. As of July 31, 2024, Mr. Leopold did not beneficially own any shares of the Fund.
Please Retain This Supplement For Future Reference.
P-PSR-SUMSTATSAI-SUP 092424